NATIONWIDE VARIABLE INSURANCE TRUST
NVIT BlackRock Managed Global Allocation Fund	NVIT Managed American Funds Asset Allocation Fund
NVIT BlueprintSM Managed Growth Fund	NVIT Managed American Funds Growth-Income Fund
NVIT BlueprintSM Managed Growth & Income Fund
NVIT Investor Destinations Managed Growth Fund
NVIT Investor Destinations Managed Growth & Income Fund

Supplement dated July 26, 2023
to the Statement of Additional Information (“SAI”) dated May 1, 2023

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the SAI.

NVIT BlueprintSM Managed Growth Fund, NVIT BlueprintSM Managed Growth & Income Fund, NVIT Investor Destinations Managed Growth Fund and NVIT Investor Destinations Managed Growth & Income Fund

Effective immediately, the list of underlying mutual funds that are part of the Nationwide group of mutual funds (the “Nationwide Funds”) in which the Managed Volatility Funds may currently invest on page 2 of the SAI is deleted in its entirety and replaced with the following:

NVIT Amundi Multi Sector Bond Fund	NVIT Emerging Markets Fund
NVIT DoubleLine Total Return Tactical Fund	NVIT Government Money Market Fund
Nationwide BNY Mellon Core Plus Bond ESG Fund	NVIT GS Emerging Markets Equity Insights Fund
Nationwide Bond Fund	NVIT GS International Equity Insights Fund
Nationwide Bond Portfolio	NVIT GS Large Cap Equity Fund
Nationwide Fundamental All Cap Equity Portfolio	NVIT GS Small Cap Equity Insights Fund
Nationwide Inflation-Protected Securities Fund	NVIT International Index Fund
Nationwide International Small Cap Fund	NVIT J.P. Morgan U.S. Equity Fund
Nationwide Loomis Core Bond Fund	NVIT Mid Cap Index Fund
Nationwide Multi-Cap Portfolio	NVIT S&P 500 Index Fund
NVIT BNY Mellon Core Plus Bond Fund	NVIT Loomis Short Term Bond Fund
NVIT Bond Index Fund	NVIT Small Cap Index Fund
NVIT Core Bond Fund	NVIT U.S. 130/30 Equity Fund

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE